# 合作意向书
# Memorandum of Understanding

甲方/Party A: 埃莱弗软件科技（上海）有限公司
i-level Smartsoft Technology (Shanghai) Co, Ltd.
联系地址：上海市柳河路98号5B室；邮政编码 200001
Contact Address: Suite 5B - 98 Liu He Lu, Shanghai, 200001
法定代表人/Legal Representative: Aidan Sullivan

**[i-level SoftComm (Shanghai) Company, Ltd.]**

乙方/Party B: 北京北方出租车有限公司
Beijing Northern Taxi Co, Ltd.
联系地址：北京市丰台区三路居凤凰嘴甲9号；邮政编码 100073
Contact Address: No. 9 Fenghuangzui Jia, Sanlu Ju, Fengtai District, Beijing, 100073
法定代表人/Legal Representative: 李宝山

甲方和乙方在充分协商的基础上，根据平等互利原则，就甲方的埃弗莱移动媒体网络广告显示屏载入乙方之出租车内运营事宜达成本合同。
Based on the mutual consultation in accordance with the principle of mutual benefit, Party A and Party B have reached agreement hereunder in connection with the operation of Party A's Advertising Display Units ("ADU") of i-level Mobile Media Network to be installed in Party B's taxis for advertising operations.

一、 媒体位置 / Advertising Placement Space

1.1 乙方同意甲方在本合同约定的租赁期内向乙方租赁1.2条约定的媒体位置，安装甲方开发和拥有的埃弗莱移动媒体网络的广告电子显示屏（"广告显示屏"），在车辆运营时间内持续播放多媒体广告。
Party B agrees to lease to Party A for the entire Lease Duration as provided under the this Contract the Advertising Placement Space as set out under Clause 1.2 for installation of the ADU developed and owned by Party A and for continuous display of multi-media advertisements during working hours of the taxis.

1.2 本合同下的租赁媒体位置为：乙方目前运营的3,000辆五人座出租车以及乙方在本租赁期内新增运营所有的五人座出租车内甲方指定的乘客座位前的位置。
The Advertising Placement Space to be leased hereunder is the space to be designated by Party A in the Passenger compartment of 3,000 five-person taxis currently operated by Party B and all new five-person

甲方/Party A:
乙方/Party B:

taxis that Party B may add to its taxi fleet during the Lease Duration.

1.3 乙方向甲方在提供安装广告显示屏的运营车辆（包括参与调试的车辆）前，应将媒体位置上原有的广告招贴全部清除。
The Advertising Placement Space shall be free of paper advertisements before Taxis (including those used for testing) are to provided by Party B for installation of ADU.

二、租赁期限 / Lease Duration

2.1 本合同项下的初始租赁期为八年，即从2007年9月1日起，至2015年8月31日，不包括本合同第三条约定的调试期。
The initial lease duration hereunder shall be eight years, commencing on September 1, 2007 and ending by August 31, 2015, which does not include the period for testing of ADUs as provided under Section Three of this Contract.

2.2 初始租赁期届满之三个月前，甲方书面通知乙方要求延长租赁期的，租赁期在初始租赁期届满日起自动延长，延长期终止日以甲方书面通知为准，但延长期最长不超过八年。
With an extension notice served by Party A to Party B three months before the expiration of the initial lease duration, the Lease Duration shall be automatically extended for a period as specified under Party A's notice provided that such extension shall not be longer than another eight years.

2.3 本合同提前终止的，租赁期在合同提前终止之日终止。
Lease Duration shall be immediately terminated on the early termination date of this Contract.

三、调试期 /Testing Period

3.1 乙方同意，2007年7月1日至2007年8月31日为二个月的调试期；乙方至少应在调试期开始后的十天内向甲方提供至少100辆出租车，供甲方在乙方停车场内安装和调试广告显示屏。在测试期开始之前，甲方必须首先获得出租车管理办公室对于显示屏设计的批准。
Party B agrees that Party A shall have two months' testing period from July 1, 2007 to August 31, 2007. Within ten days after commencement of the Testing Period, Party B shall provide no less than 100 taxis at its depot for Party A to install and test ADUs. Party A must first obtain the Taxi Administration Office's approval of the design of the

甲方/Party A:
乙方/Party B:

ADU before the testing period can begin.

3.2 调试期，乙方派专人统一管理和协调调试车辆，主动向调试车辆的驾驶员收集调试过程中的各种反馈意见并将该等意见及时反映给甲方。甲方在调试期间需要对问题车辆进行重新调试的，乙方应协助安排相关车辆返回调试场所，接受重新调试。

Throughout the Testing Period, Party B shall have its representative manage and coordinate all the Participating Taxis, gather and revert to Party A without delay the feedback from taxi drivers. Where Taxis need to be re-tested, Party B shall assist to arrange for such taxis to get back to the testing sites for re-testing.

3.3 调试期间，甲方发现乙方对调试车辆管理不妥，且经甲方通知后仍未能改善至符合调试工作要求的，甲方有权终止调试工作，并在租赁期开始前通知乙方终止本合同。

Anytime during the Testing Period should Party B be found improper in management of the Participating Taxis and after receiving a first notice from Party A, still fail to make corrections to satisfy testing requirements, Party A shall have the right to cease the testing work and terminate the Contract before commencement of the Lease Duration by serving another notice to Party B.

## 四、 广告显示屏的使用

4.1 **最低日运营车量** 租赁期内各阶段安装广告显示屏的出租车的最低日运营车量（“最低日运营车量”）见下表：

**Daily Minimum Participating Taxis Fleet** The daily minimum taxis numbers of the participating fleet (“Daily Minimum Fleet”) for various periods throughout the Lease Duration are set out as below for

最低日运营数量 / Daily Minimum Fleet

| 阶段<br>Periods | 新增车辆数<br>No. of newly installed Taxis | 最低日运营数量<br>No of Taxis of Daily Minimum Fleet |
|---|---|---|
| 2007年9月<br>September, 2007 | 1,000 | 1,000 |
| 2007年10月<br>October 2007 | 1,000 | 2,000 |
| 2007年11月 | 1,000 | 3,000 |

甲方/Party A:
乙方/Party B:

November, 2007

2007年12月1日至租赁期满 + 3.000+
December 1st, 2007 through to the end of the Lease Duration

上述2007年12月1日至租赁期满的最低日运营数量包括乙方运营的所有车辆，即现有的3,000运营辆车和在此期间乙方所有新购置的运营车辆和通过收购第三方车队而新增加的运营车辆）。
The Daily Minimum Fleet for the period from December 1st, 2007 through to the end of the Lease Duration includes all of the existing 3,000 Taxis currently operated by Party B as well as any new taxis purchased by Party B or acquired through acquisition of any third party taxi companies during the period which shall also be operated under Party B's name..

4.2 安装 乙方应根据上述4.1款规定依据安装计划从每月第一天开始逐日（节假日除外）均衡地在乙方的停车场向甲方提供新增车辆，供甲方在该等车辆上安装产品。在安装期间，乙方应派员予以必要的现场协调，并向各车辆驾驶员分发广告显示屏使用手册。
Installation Party B shall be responsible to get the required number of Participating Taxis to the depot in a steady and balanced batches on daily basis for Party A to install the ADUs beginning on the 1st day of the month according to the installation schedule in 4.1. During the installation, Party B shall appoint its representative to provide on-site coordination and distribute instruction manuals to the drivers.

4.3 运营 乙方应健全装载电子广告显示屏的车辆（“载屏车辆”）的运营管理制度，并派专人负责管理和协调载屏车辆运营，严格按上述4.1款的约定确保在租赁期限内各阶段最低日运营车量的正常运营，且确保该等车辆上的广告显示屏在载客期间始终处于使用状态。乙方管理人员和驾驶员应严格按照使用说明书规定的方式和步骤操作使用产品。
Operation Party B shall have in place a feasible ADU operation management system for Participating Taxis and shall appoint a representative to be in charge of and coordinate the taxi fleet in a way to ensure that Daily Minimum Fleet as specified under Clause 4.1 are in normal operation and that the ADUs installed therein are in continuous display for passengers. Drivers and managers shall act in full compliance with the instruction manual in operating ADUs.

4.4 检查和调查 在最大程度减少对车辆正常运营影响的前提下，甲方有权对运营的广告显示屏进行升级和定期检查，甲方要求乙方予以配合的，乙方应根据甲方要求安排该等升级和检查事宜。甲方有权自行或委托相关调查机构随时对运营车辆的广告显示屏实际运营情况作抽样调查。
Inspection Subject to minimum adverse interference with the normal

甲方/Party A:
乙方/Party B:

operation of the Participating Taxis, Party A shall have the right to inspect and upgrade, on regular basis, the ADUs installed in the Taxis and, when assistance requested by Party A, Party B shall make arrangements for such inspection and up-grading. Party A also has the right to conduct, on its own or via a third-party investigator, investigations on the actual operation situations of the installed ADUs.

4.5 维修 甲方指定睿通科技有限公司或其他经甲乙双方授权的第三方（“维修人员”）负责广告显示屏的维修。租赁期内广告显示屏发生故障的，乙方应在72小时内将故障车辆调回乙方停车场，并立即通知维修人员予以维修（修理或更换新机）。未经甲方或维修人员同意，乙方（包括车辆驾驶员）不得自行拆卸广告显示屏；乙方（包括车辆驾驶员）擅自拆卸广告显示屏致使产品损坏或故意损坏广告显示屏的，乙方应按广告显示屏实际价格2300元赔偿。若发生广告显示频失窃且能够提供公安部门相关失窃证明的以及遇到不可抗力因素（如车辆自燃等）的除外。

Maintenance Party A shall appoint Smartwin Technology or, subject to no objection from Party B, any other third-party chosen by Party A, as maintenance team (“Maintenance Team”) to be responsible for maintenance of the ADUs in use. Should there be any ADU breakdowns, Party B shall within 72 hours get the Taxi back to Party B' s depot and notify the Maintenance Team without delay for maintenance (to repair or replace the ADU out of order). Unless with consent from Party A or the Maintenance Team, Party B (including the drivers) shall not dismantle or remove the ADUs. Should unauthorized dismantling or removal take place that damages any ADU or should any willful damage to any ADU take place on the part of the driver, Party B shall be held liable for compensation based on the actual purchase price of ADU of RMB2300. Party B will not be required to pay compensation for the following 2 situations:

i. ADUs being stolen subject to presentation of proof issued by the Public Security Bureau;
ii. Damages as a result of a force majeure event (including self-burning);

4.6 回收 租赁期满或提前终止后的一个月内，乙方应按日均衡地将载屏车辆分批调回乙方停车场，通知甲方拆卸并回收广告显示屏。无论是否因本合同或其他合同存在纠纷，乙方和车辆驾驶员均无权扣留广告显示屏，或以其他方式拒绝或妨碍甲方拆卸和回收广告显示屏。

Recovery Within one month after the expiration or early termination

甲方/Party A:
乙方/Party B:

of the Lease Duration, Party B shall get all the Participating Taxis back to its depot in steady and balanced batches on daily basis and have Party A dismantle and recover the ADUs. Under no circumstances shall Party B or its drivers have the right to retain any of the ADUs or otherwise reject or prevent Party A' s recovery of the ADUs.

## 五、 广告显示屏所有权 /Ownership of ADU

甲方对广告显示屏及其显示内容拥有绝对之所有权，包括所含的知识产权。乙方不得：

Ownership Party A retains an absolute ownership, including all the IP rights, of all ADUs and their display contents. Under no circumstances shall Party B :

（1） 擅自或允许他人拆卸、销售、出租、或以任何其他方式处置该等广告显示屏；
Dismantle, sell, rent or otherwise dispose of any of the ADU' s or cause others to dismantle, sell, rent or otherwise dispose of any of the ADU' s, unless otherwise authorized by Party A;

（2） 擅自或允许他人删除、增加或以其他方式变更广告显示屏之显示内容。
Alter, add or delete or cause others to alter, add or delete the display contents of the ADU' s, unless otherwise authorized by Party A.

## 六、 独占使用权 / Exclusivity

6.1 在租赁期限内，甲方对乙方所有运营车辆（包括现有的和在租赁期内新增的车辆）的媒体位置拥有使用广告显示屏的独占权。
Party A has the exclusive right to use the Advertising Placement Space of all the taxis operated by Party A (including those existing and future additions during the Lease Duration) for its ADUs throughout the Lease Duration.

6.2 在租赁期限内，乙方不得自行或与甲方以外的任何第三人合作在其运营的任何出租车车辆的任何其他位置(车内或车外)上安装和运营与甲方广告显示屏类似的其他多媒体广告显示装置。
Party B shall not, on its own or jointly with any third party other than Party A, install and operate any other advertising multimedia display units that are similar to Party A' s ADU in any other space, inside or outside of its taxis any time during the Lease Duration.

## 七、 广告内容 /Advertising Contents

广告显示屏播放的广告内容由甲方委托的具有相关广告资质的第三方设计、制作、和发布。租赁期限内广告显示屏播放的广告内容应符合中国广告法律法规，乙方对此不承担审查的责任。

Party A shall have the discretion to retain a licensed advertising agent to design, make and publish the advertising contents to be displayed by ADU' s, which shall be in full compliance with PRC advertising laws and regulations and for which Party B shall have no obligation to ensure such compliance.

## 八、 租赁费 /Rental

8.1 租赁费按每辆车辆每月人民币80元计算，支付给乙方，其中25元作为对出租车驾驶员维护时间的补偿，而剩余部分将作为对使用乙方媒体位置的补偿费，另外。总月租赁费为人民币80元乘上当月运营车辆数。当月运营车辆持续运营不满一个月的，按日计算。月租赁费由甲方在每月20日之前支付给乙方。支付给乙方的租赁费的税收由乙方承担。

The Rental Rate shall be RMB per Taxi per month of which a minimum of RMB 25 will be used for compensation to drivers for regular monthly maintenance time and the remainder will be compensation to Party B for the Advertising Placement Space. Monthly rental shall be calculated by multiplying such Rental Rate by the number of Participating Taxis with ADUs operating for the full month. Monthly Rental for those Taxis that operate with ADUs less than a full month shall be calculated on daily pro rata basis. Monthly Rental shall be paid by Party A to Party B on or before 20th of the applicable month. Party B shall be responsible for taxes related to the Rental payments received from Party A.

8.2 乙方同意，在本合同规定的调试期内以及租赁期满至全部广告显示屏拆卸回收完毕前的阶段内不收任何租赁费；

Party B agrees that no Rental shall be charged to Party A for the Testing Period and the period between expiration or termination of the Lease Duration and the day when all the ADUs are fully recovered.

8.3 双方同意，本第八条约定的租赁费计算方式在开始4年的合同期内保持不变；于2011年9月1日起，该计算方式按开始4年即2007年至2011年的累计通货膨胀率予以相应调整，调整后的计算方式在租赁期结束前保持不变。

Parties hereto agree that the Rental Rate as set out under this Chapter Eight shall remain unchanged for the first four 4 years of the Contract. Beginning on September 1, 2011 the Rental Rate will be adjusted based on the cumulative inflation rate for Beijing over the first 4 years

甲方/Party A:
乙方/Party B:

of the contract (2007-2011) Once adjustment is made, the adjusted Rental Rate shall thereafter remain unchanged through to the end of the Lease Duration.

## 九、合同有效期 / Effectiveness

本合同自双方授权代表签署之日起生效,至合同约定的租赁期限届满为止。
This Contract shall become effective upon execution by duly authorized representatives of both Parties hereto and shall thereafter remain so until expiration of the Lease Duration.

## 十、提前终止 / Early Termination

10.1 除法律和/或本合同另有规定外,本合同在发生以下情况的可按如下约定提前终止本合同:
Apart from other termination rights expressly provided under the law and elsewhere under this Contract, this Contract may be terminated before the expiry of the Lease Duration in a way set out below:

(1) 因乙方未能按本合同的约定通知出租车接受广告显示屏安装、维修，并在收到甲方通知后未能在一个月内采取补救措施的，甲方经另行书面通知乙方后可随时提前终止本合同;
Upon serving a second notice to Party B, Party A may terminate this Contract if Party B fails to arrange for the participating Taxis to have ADU installed and maintained as provided under this Contract and if Party B further fails to make corrections within one month after receipt of an earlier notice from Party A.

(2) 任何时候实际全月持续运营车辆平均不足本合同约定的最低日运营车量95%的,且经甲方通知后的五个工作日内仍未恢复到最低日运营车量的,或在一年内累计两次发生实际全月持续运营车辆平均不足本合同约定的最低日运营车量95%的情况的，甲方经书面通知乙方后可随时提前终止本合同。
Upon serving a second notice to Party B, Party A may terminate this Contract in the event that the number of Participating Taxis with ADU in continuous operation for a month falls short of the Daily Minimum Fleet by 5% or more and that Party B still fails to restore to Daily Minimum Fleet within five working days after receipt of an earlier notice from Party A, or in the event that there are two or more shortfalls of such nature within a year.

(3) 甲方未能按本合同约定支付租赁费用，且在收到乙方书面通知后的三十天内未予以纠正的，乙方经书面通知甲方后可随时提前终止本合同。
Upon serving a second notice to Party A, Party B may terminate this Contract if Party A fails to make payments as provided under this Contract and if such failure continues beyond one month following receipt of an earlier notice from Party B.

(4) 因国家行政机关的合法干预使本合同无法继续履行，任何一方经通知另一方后可随时提前终止本合同。
Either Party may terminate this Contract upon serving a notice to the other Party if this Contract is unable to be further performed due to legitimate intervention from government authorities.

(5) 因甲方广告显示屏或其内容不符合相关法律规定导致本合同无法继续履行的，且甲方收到乙方书面通知后的三十天内未予以纠正的，乙方有权经另行书面通知甲方后提前终止合同。
Party B shall have the right to terminate this Contract upon serving a second notice to Party A, if this Contract becomes unable to be performed due to the failure of the ADU or of advertising contents displayed by ADU to comply with laws and regulations and if such failure has remained uncorrected within 30 days after receipt of an earlier notice from Party B.

(6) 双方协商一致提前终止本合同，按双方另行签定的终止协议终止本合同。
This Contract may also be terminated by mutual agreement in writing.

10.2 本合同提前终止后，任何一方对另一方不再承担任何责任，但下列责任和由该等责任相关的对方的权利除外；
Upon termination of this Contract, neither Party shall be held liable to the other, except the following:

(1) 截止终止日为止甲方应支付到期未付租赁费用的责任
Payment of any Rental due and outstanding as of the termination date.

(2) 乙方安排甲方拆卸回收所有产品的责任；
Party B' s responsibility to facilitate Party A' s recovery of all the ADUs;

(3) 合同约定的违约责任和其他赔偿.
Liabilities for breach of Contract and other penalties as

甲方/Party A:
乙方/Party B:

provided
hereunder.

十一、违约责任 /Liabilities for Breach of Contract

11.1 如果一方违反本合同的任何规定，守约方有权要求违约方在合理时间内采取补救措施，并且违约方应承担违约责任并赔偿守约方因违约造成的直接及间接损失。
In the event that either Party defaults in any provisions of this Contract, the non-defaulting Party has the right to request corrections to be made by the defaulting Party within the reasonable time and the defaulting Party shall be liable for such default and for indemnifying the non-defaulting Party against the direct and indirect losses.

11.2 甲方如未按约支付租赁费，每逾期一日应按未付额万分之二承担滞纳金。
If Party A fails to pay up the Rental Fee in time, a penalty of 0.02% on the delayed payment shall apply on daily basis.

十二、其他 /Miscellaneous

12.1 甲、乙双方在合同履行过程中发生争议的，应协商一致解决；不能协商一致的，任何一方均有权向合同签订地人民法院提起诉讼。
Mutual consultation shall be first resorted to in case of a dispute arising out of this Contract, provided that either Party has the right to seek a settlement of the dispute by lodging a lawsuit with a People’ s Court that has the jurisdiction over the place where this Contract is signed if such dispute has failed to be solved through mutual consultations.

12.2 本合同一式两份，双方各执一份。本合同未尽事宜，双方可另行签订补充协议，补充协议构成本合同的一部分，与本合同具有同等法律效力。
This Contract is rendered in two original copies, of which each Party holds one. For matters left unspecified hereunder, Parties may reach supplementary agreement thereon, which shall constitute part of this Contract and be equally valid.

12.3 除本合同另有约定外，未经另一方书面同意，另一方无权转让其在本合同下的任何权利或义务。
Unless otherwise provided hereunder, neither Party shall have the right to assign or transfer all or part of its obligations and rights

hereunder without written authorization from the other Party.

12.4 本合同项下的通知应采用以书面形式。该通知可以专人递送或通过挂号邮件、快递、传真、电子邮件、其他电子数据形式等发送。通知以传真、电子邮件和其他电子数据方式发送的，应事后将打印原件邮寄给收件人。通知在以下情况视为送达：（1）专人递送、挂号信和快递的，以收件人（包括收件单位）签收之日为送达；（2）传真、电子邮件发送的，以发送日为送达（但事后未立即寄打印件的除外）。通知应发送到以下地址（传真号码或电子邮件信箱）或相关收件人提前五个工作日书面通知另一方的其他地址（传真号码或电子邮件信箱）：

Notices under this Contract shall be in written form and delivered by personal delivery, registered letter, courier, fax, email or other electronic means. Notices by way of fax, email or other electronic means shall be followed with its printout sent to the recipient. A notice sent to the following address (fax number or email address) or any other address (fax number and email address) as notified by the recipient to the sender five days before the dispatch of such notice shall be deemed as duly served (i) on the day when receipt is signed by the recipient if served by personal delivery, registered letter or courier, and (ii) on the transmission day when served by fax, email or other electronic means (provided the printout follows immediately):

收件人为甲方的 / To Party A: Aidan Sillivan
上海市六合路98号5B, 200001
Suite 5B Liuhe Road, Shanghai, 200001
总裁 CEO: Aidan Sullivan
Fax:021-63508533
E-mail:Aidan.sullivan@i-levelmedia.com

收件人为乙方的 / To Party B: 李宝山
北京市丰台区三路居凤凰嘴甲9号, 100073
No.9 Fenghuangzui Jia, Sanlu Ju, Fengtai District, Beijing, 100073
总经理：李宝山
Fax:010-63275117

[正文完/ End of the Contract main body]

甲方/Party A:
乙方/Party B:

甲方/Party A:
埃莱弗软件科技（上海）有限公司
i-level Smartsoft Technology (Shanghai) Co, Ltd.

授权代表：
(Aidan Sullivan)
日期/Date: 2007年5月30日
公司印章/Company seal:

乙方/Party B:
北京北方出租车有限公司
Beijing Northern Taxi Co, Ltd.

授权代表：
(李宝山)
日期/Date: 2007年5月30日
公司印章/Company seal:

Signed at / 合同签订地: Beijing / 北京